                                                                  EXHIBIT 10.54


                              SEVENTH AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

     The undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Second Amended and Restated Limited Partnership Agreement dated June 30, 1994 (as amended by amendments thereto dated November 17, 1995, March 20, 1996, June 28, 1996, September 13, 1996, September 30, 1996 and November 14, 1996, the "Partnership Agreement"), does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Seventh Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. Amendment of Partnership Agreement. The Partnership Agreement is hereby amended, effective immediately prior to the admissions referred to in
Section 2 below, as follows:

           (a) A new Exhibit 1C and a new Exhibit 1D, in the respective forms of Exhibit 1C and Exhibit 1D attached hereto, are hereby added to the Partnership Agreement.

           (b) Section 1.1 is amended by adding each of the following definitions in the appropriate alphabetic location:

                 AGGREGATE PROTECTED AMOUNT: With respect to the Contributor
            Partners, as a group, the aggregate balances of the Protected Amounts, if any, of the Contributor Partners, as determined on the date in question.


                 CONTRIBUTOR PARTNER(S): That or those Limited Partner(s)
            listed as Contributor Partner(s) on Exhibit 1D attached hereto and made a part hereof, as such Exhibit may be amended from time to time by the General Partner, whether by express amendment to this Partnership Agreement or by execution of a written instrument by and between any additional Contributor Partner(s) being affected thereby and the General Partner, acting on behalf of the Partnership and without the prior consent of the Limited Partners (whether or not Contributor Partners other than the Contributor Partner(s) being affected thereby). For purposes hereof, any successor, assignee, or transferee of the Interest of a Contributor Partner (other than the Partnership in connection with a redemption pursuant to Article IX hereof) shall be considered a Contributor Partner for purposes hereof.

                 LB CLOSING DATE:  January 31, 1997.

                 LB PARTNERS: The persons identified on Exhibit 1C hereto,
            following their admission to the Partnership as Additional Limited Partners.

                 LB UNITS:  The Partnership Units issued to the LB Partners in connection with the acquisition by the Partnership of certain properties on the LB Closing Date.

                 PROTECTED AMOUNT: With respect to any Contributor Partner, the amount set forth opposite the name of such Contributor Partner on
            Exhibit 1D attached hereto and made a part hereof, as such Exhibit may be modified from time to time by an amendment to the Partnership Agreement or by execution of a written instrument by and between the Contributor Partner being affected thereby and the General Partner, acting on behalf of the Partnership and without the prior written consent of the Limited Partners (whether or not Contributor Partners other than the Contributor Partner being affected thereby).

                 RECOURSE LIABILITIES: The amount of liabilities owed by the
            Partnership (other than nonrecourse liabilities and liabilities to which Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)) owed by the Partnership."

                 THRESHOLD PERCENTAGE:  A percentage equal to 85% on the LB
            Closing Date and thereafter adjusted upwards (but not downwards) immediately prior to each solicitation of any vote of, or the seeking of any consent, approval or waiver from, the Limited Partners generally, to the sum of (i) 85% and (ii) the number of percentage points equal to the positive difference, if any, between
            (a) the aggregate Percentage Interest represented by the LB Units immediately following the LB Closing Date and (b) the aggregate Percentage Interest represented by the LP Units immediately prior to any such solicitation. For example, if on the LB Closing Date the LB Units represent a 10% aggregate Percentage Interest, and if immediately prior to a solicitation the Threshold Percentage is 85% and the aggregate Percentage Interest represented by the LB Units is 8%, the Threshold Percentage would be increased to 87% (85% = (10% - 8%)).

                 VOTING TERMINATION DATE:  The first date after the LB Closing
            Date on which either (i) the General Partner holds 90% or more of all Partnership Units or ii) the aggregate number of Partnership Units held by the General Partner and the LB Partners is less than the product of the Threshold Percentage and the total number of Partnership Units then outstanding.

           (c) Section 5.2(A) of the Partnership Agreement is hereby amended to read as follows:

                 "(A) PROFITS.  After giving effect to the special
            allocations, if any, provided in Section 5.2(C) and (D), Profits in each Fiscal Year shall be allocated in the following order:

                 (1) First to the General Partner until the cumulative
            Profits allocated to the General Partner under this Section 5.2(A)(1) equal the cumulative Losses allocated to such Partner under Section 5.2(B)(5);

                 (2) Second, to each Partner in proportion to the
            cumulative Losses allocated to such Partner under Section 5.2(B)(4), until the cumulative Losses allocated to such Partner under this Section 5.2(A)(2) equal the cumulative Losses allocated to such partner under Section 5.2(B)(4);

                 (3) Third, to the General Partner in proportion to the
            cumulative Losses allocated to the General Partner under this Section 5.2(A)(3) equal the cumulative Losses allocated to such Partner under Section 5.2(B)(3);

                 (4) Fourth, to each Partner in proportion to the
            cumulative Losses allocated to such Partner under Section 5.2(B)(2), until the cumulative Profits allocated to such Partner under this Section 5.2(A)(4) equal the cumulative Losses allocated to such Partner under Section 5.2(B)(2);

                 (5) Fifth, to each Partner in proportion to the
            cumulative Losses allocated to such Partner under Section 5.2(B)(1), until the cumulative Profits allocated to such Partner under this Section 5.2(A)(5) equal the cumulative Losses allocated to such partner under Section 5.2(B)(1); and

                 (6) then, the balance, if any, to the Partners in
            proportion to their respective Partnership Interests."

           (d) Section 5.2(B) of the Partnership Agreement is hereby amended to read as follows:


                 "(B) LOSSES. After giving effect to the special
            allocations, if any, provided in Section 5.2(C) and (D), Losses in each Fiscal Year shall be allocated in the following order of priority:

                 (a) First, to the Partners, in proportion to their
            respective Partnership Interests, but not in excess of the positive Capital Account balance of any Partner prior to the allocation provided for in this Section 5.2(B)(1);

                 (b) Second, to the Partners with positive Capital
            Account balances prior to the allocation provided for in this Section 5.2(B)(2), in proportion to the amount of such balances;

                 (c) Third, to the General Partner in an amount equal to
            the excess of (i) the amount of Recourse Liabilities over
            (ii) the Aggregate Protected Amount;

                 (d) Fourth, to and among the Contributor Partners, in
            accordance with their respective Protected Amounts, until such time as the Contributor Partners have been allocated an aggregate amount of Loss pursuant to this Section 5.2(B)(4) equal to the Aggregate Protected Amount; and

                 (e) Thereafter, to the General Partner;

            provided, however, (i) that, from and following the first date upon which a Contributor Partner is no longer a Partner of the Partnership, the provisions of this Section 5.2(B) shall be null, void and without further force and effect with respect to such Contributor Partner; (ii) that, this Section 5.2(B) shall control, notwithstanding any reallocation or adjustment of taxable income, loss or other items by the Internal Revenue Service or any other taxing authority; provided, however, that neither the Partnership nor the General Partner (nor any of their respective affiliates) is required to indemnify any Contributor Partner (or its affiliates) for the loss of any tax benefit resulting from any reallocation or adjustment of taxable income, loss or other items by the Internal Revenue Service or other taxing authority; and (iii) that, during such period as there are Contributor Partners in the Partnership, the provisions of Section 5.2(B)(4) shall not be amended in a manner which adversely affects the Contributor Partners (without the consent of each Contributor Partner."

          (d) Section 10.3(A) of the Partnership Agreement is hereby amended to delete the sentence beginning "If any Partner has a deficit balance . . . ." and substitute the following language therefor:

            "If any Contributor Partner has a deficit balance in its Capital Account (after giving effect to all contributions (without regard to this Section 10.3(A)), distributions and allocations), each such Contributor Partner shall contribute to the capital of the Partnership an amount equal to its respective deficit balance, such obligation to be satisfied within ninety (90) days following the liquidation and dissolution of the Partnership in accordance with the provisions of this Article X hereof. Conversely, if any Partner other than a Contributor Partner has a deficit balance in its Capital Account (after giving effect to all contributions (without regard to this Section 10.3(A)), distributions and allocations), such Partner shall have no obligation to make any contribution to the capital of the Partnership. Any deficit restoration obligation pursuant to the provisions hereof shall be for the benefit of creditors of the Partnership or any other Person to whom any debts, liabilities, or obligations are owed by (or who otherwise has any claim against) the Partnership or the general partner, in its capacity as General Partner of the Partnership."

           (e) A new Section 11.3 is hereby added to the Partnership Agreement to read as follows:

                 "SECTION 11.3 VOTING OF LB UNITS.  On any matter on
            which the Limited Partners shall be entitled to vote, consent or grant an approval or waiver, following the admissions of the LB Partners to the Partnership as Additional Limited Partners and through the Voting Termination Date, each holder of the LB Units shall be deemed (i) in connection with any matter submitted to a vote, to have cast all votes attributable to such holder's LB Units in the same manner as the votes attributable to the Units held by the General Partner are cast on such matter, and (ii) in connection with any consent, approval or waiver, to have taken the same action as the General Partner shall have taken with respect to its Units in connection therewith. If the General Partner shall not have the right to vote, consent or grant an approval or waiver on a matter, each holder of LB Units shall vote or act as directed by the General Partner."

           (f) A new Section 12.3(D) is hereby added to the Partnership Agreement to read as follows:

                 "(D)    Each LB Partner hereby irrevocably appoints and
            empowers the General Partner and the Liquidator, in the event of a liquidation, and each of their authorized officers and attorneys-in-fact with full power of substitution, as the true and lawful agent and attorney-in-fact of such LB Partner with full power and authority in the name, place and stead of such LB Partner to take such actions (including waivers under the Partnership Agreement) or refrain from taking such action as the General Partner reasonably believes are necessary or desirable to achieve the purposes of
            Section 11.3 of the Partnership Agreement."

     2. Additional Limited Partners. The Persons identified on Schedule 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such Schedule 1. Such persons hereby adopt the Partnership Agreement. The General Partner hereby consents to the assignment of all Units of the Additional Limited Partners identified as transferors on Schedule 2 hereto to their equity owners identified as transferees and in the amounts set forth on such Schedule 2, and to the admission to the Partnership as Substituted Limited Partners of such transferees, and such transferees are hereby admitted to the Partnership as Substituted Limited Partners.

     3. Schedule of Partners. Exhibit 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by Exhibit 1B hereto, which identifies the Partners following consummation of the transactions referred to in Section 2 hereof.

     4. Ratification. Except as expressly modified by this Seventh Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

Dated:  January  31, 1997

                                    FIRST INDUSTRIAL REALTY TRUST, INC., as
                                    sole General Partner of the Partnership


                                    By:  /s/ Michael T. Tomasz
                                         ---------------------------------------
                                         Name:    Michael T. Tomasz
                                         Title:   Chief Executive Officer and
                                                  President

                                   EXHIBIT 1B

                              SCHEDULE OF PARTNERS




GENERAL PARTNER                                  NUMBER OF UNITS
---------------                                  ---------------

First Industrial Realty Trust, Inc.                  30,043,617



LIMITED PARTNERS

Daniel R. Andrew, TR of the Daniel R.
Andrew Trust UA Dec 29 92                            137,489

BK Columbus Venture                                   24,789

John E. de B Blockey, TR of the John E.
De B Blockey Trust                                     8,187

Michael W. Brennan                                     7,587

Henry D. Bullock & Terri D. Bullock &
Shawn Stevenson TR of the Bullock Childrens
Education Trust UA Dec 20 94
FBO Benjamin Dure Bullock                                770

LIMITED PARTNERS                                 NUMBER OF UNITS
----------------                                 ---------------


Henry D. Bullock & Terri D. Bullock &
Shawn Stevenson TR of the Bullock Childrens
Education Trust UA Dec 20 94
FBO Christine Laurel Bullock                             770

Edward Burger                                          9,261

Henry D. Bullock & Terri D. Bullock TR
of the Henry D. & Terri D. Bullock
Trust UA Aug 28 92                                    12,551

Michael G Damone, TR of the Michael G.
Damone Trust UA Nov 4 69                             144,296

Robert L. Denton                                       6,286

Henry E. Dietz Trust UA Jan 16 81                     36,476



W. Allen Doane TR of the W. Allen
Doane Trust UA May 31, 91                              4,416

Timothy Donohue                                        2,000

Farlow Road Associates Limited Partnership             2,751

Thelma C. Gretzinger Trust                               450

Clay Hamlin & Lynn Hamlin JT TEN WROS                 15,159

LIMITED PARTNERS                               NUMBER OF UNITS
-----------------                              ---------------

Highland Associates Limited Partnership                 69,039

Robert W. Holman Jr.                                   150,134

Steven B. Hoyt                                         250,000

Frederick K. Ito                                         3,880

Michael W. Jenkins                                       3,831

Peter Kepic                                              9,261

Paul T. Lambert                                         39,737

Lambert Investment Corporation                          13,606

LGR Investment Fund Ltd                                 22,556

Duane Lund                                              13,617

Eileen Millar                                            2,880

Linda Miller                                             2,000

Peter Murphy                                            56,184

LIMITED PARTNERS                               NUMBER OF UNITS
----------------                               ---------------

Anthony Muscatello                                      81,654

North Star Associates Limited Partnership               19,333

Arden O'Connor                                          63,845

Peter O'Connor                                          66,181

Shidler Equities LP                                    254,541

Eduardo Paneque                                          2,000

Partridge Road Associates Limited Partnership            2,751

James C. Reynolds                                       38,697

Shadeland Associates Limited Partnership                42,976

Shadeland Corporation                                    4,442

Jay H. Shidler                                          65,118

Jay H. Shidler & Wallette A. Shidler
TEN ENT                                                  1,223

LIMITED PARTNERS                               NUMBER OF UNITS
----------------                               ---------------

Michael B. Slade                                         2,829

Kevin Smith                                             13,571

Robert Stein                                            56,778

S. Larry Stein                                          56,778

Jonathan Stott                                         130,026

Michael T. Tomasz                                       23,868

Mark S. Whiting                                         25,206

Holman/Shidler Investment Corporation                   22,079

Joseph Dresner                                         149,531

The Milton Dresner Revocable Trust
dated October 22, 1976                                 149,531

The Jack Friedman Revocable Living Trust
dated March 23, 1978                                    26,005

Jernie Holdings Corp.                                  180,499

LIMITED PARTNERS                          NUMBER OF UNITS
----------------                          ---------------

Fourbur Family Co., L.P.                           50,478

Fourbur Co., L.L.C.                                27,987

Jerome Lazarus                                     18,653

Constance Lazarus                                 417,961

Susan Burman                                      523,155

Judith Draizin                                    331,742

Jan Burman                                         18,653

Danielle Draizin                                    6,538

Heather Draizin                                     6,538

Jason Draizin                                      13,078

                                   EXHIBIT 1C

                                 LB PARTNERS


     Jernie Holdings Corp., a New York corporation

     Fourbur Family Co., L.P., a New York limited partnership

     Fourbur Co., L.L.C., a New York limited liability company

     Jerome Lazarus

     Constance Lazarus

     Susan Burman

     Judith Draizin

     Jan Burman

     Judith Draizin as custodian
     under the NYUGMA until
     the age of 21 for Danielle Draizin

     Judith Draizin as custodian
     under the NYUGMA until
     the age of 21 for Heather Draizin

     Judith Draizin as custodian
     under the NYUGMA until
     the age of 21 for Jason Draizin

                                   EXHIBIT 1D

                                         ADDITIONAL
                                      LIMITED PARTNERS                                          TRANSFEREE
                                         PROTECTED                                           PARTNER PROTECTED
   ADDITIONAL LIMITED PARTNERS            AMOUNT               TRANSFEREE PARTNER                 AMOUNT
   ---------------------------        ----------------         ------------------            -----------------
 1 Lazarus Burman Associates               100,000              Jerome Lazarus                     100,000
                                                                Jan Burman                               0

 2 Jan Burman Management Company           200,000              Jerome Lazarus                     100,000
                                                                Jan Burman                         100,000

 3 Jerry Lazarus Management Co.          2,500,000              Jerome Lazarus                   1,260,394
                                                                Jan Burman                       1,239,606

 4 Connie Lazarus Management Company       600,000              Jerome Lazarus                     305,792
                                                                Jan Burman                         294,208

 5 Red Ground Co.                        4,000,000              Jerome Lazarus                   2,307,610
                                                                Jan Burman                       1,692,390

 6 Surrey Company                        6,700,000              Jerome Lazarus                   3,350,000
                                                                Jan Burman                       3,350,000

 7 Jernie Investors Co.                    900,000              Constance Lazarus                  720,000
                                                                Susan Burman                       180,000
                                                                Judith Draizin                           0
                                                                Jernie Holdings Corp.                    0

 8 109 Industrial Co., LLC               4,300,000              Jerome Lazarus                   4,228,630
                                                                Jan Burman                          71,370

 9 LB Management Co.                     5,600,000              Jerome Lazarus                   5,507,053
                                                                Jan Burman                          92,947

10 JD-U Co.                              1,200,000              Judith Draizin                   1,200,000

11 Laz-Bur Co.                             900,000              Constance Lazarus                  449,990
                                                                Susan Burman                       450,010
                                        ----------                                              ----------
                              Total     27,000,000                                              27,000,000
                                        ==========                                              ==========

                                   EXHIBIT 1D


    TOTAL BY TRANSFEREE PARTNER       PROTECTED AMOUNT
    ---------------------------       ----------------
1 Jan Burman                             (6,300,000)
2 Jerome Lazarus                        (17,000,000)
3 Constance Lazarus                      (3,600,000)
4 Jernie Holdings Corp.                    (100,000)
                                        -----------
                               Total    (27,000,000)
                                        ===========

                                                                     SCHEDULE 1

       ADDITIONAL
    LIMITED PARTNERS            NUMBER OF UNITS         CAPITAL CONTRIBUTION
    ----------------            ---------------         --------------------
Lazarus Burman Associates

Jan Burman Management Co.

Jerry Lazarus Management Co.

Connie Lazarus Management Co.

Red Ground Co.

Surrey Co.

Jernie Investors Co.

109 Industrial Co., LLC

L.B. Management Co.

Judith Draizin

Susan Burman

Laz-Bur Co.

SJB Realty Co.

C 4-6-7 Co.

C 3-5 Co.

290 Industrial Co., LLC

185 Price Parkway, LLC

116 Lehigh Industrial Co.          1,595,282                $47,858,460
                                   =========                ===========

                                                                      SCHEDULE 2

TRANSFEROR+     TRANSFEREE              NUMBER OF UNITS         CAPITAL ACCOUNT
----------      ----------              ---------------         ---------------
                Jerome Lazarus               18,653              $   559,590
                Jan Burman                   18,653                  559,590
                Constance Lazarus           417,961               12,538,830
                Susan Burman                523,155               15,694,650
                Judith Draizin              331,742                9,952,260
                Jernie Holdings Corp.       180,499                4,414,970
                Fourbur Co., LLC             27,987                  839,610
                Jason Draizin*               13,078                  392,340
                Heather Draizin*              6,538                  196,140
                Danielle Draizin*             6,538                  196,140
                Fourbur Family Co., LLC      50,478                1,514,340
                                          ---------              -----------
                                          1,595,282              $47,858,460
                                          =========              ===========


- With respect to each transferee, one or more of the Additional Limited Partners reflected on Schedule 1.

* Under the New York Uniform Gift to Minors Act until the age of 21, Judith Draizin as custodian.